Redeemable noncontrolling interests	12 Months Ended
Dec. 31, 2022
Noncontrolling Interest [Abstract]
Redeemable noncontrolling interests
17	Redeemable noncontrolling interests
The fair value of the redeemable noncontrolling interests for SendCloud was determined using the income approach. The fair value estimate of redeemable noncontrolling interests is based on significant inputs considered by market participants which mainly include (a) discount rate, (b) projected terminal value based on future cash flows, (c) adjustment for lack of control and (d) value of redemption right held by the noncontrolling interest shareholders (the “NCI shareholders”). The redeemable noncontrolling interests represent the fair value of 47.63% equity held by the NCI shareholders.
The Company entered into a put option agreement with the NCI shareholders, with respect to SendCloud’s retained equity. Pursuant to the put option agreement, the NCI shareholders have the right to sell to the Company all of SendCloud’s retained equity within 90 days after SendCloud’s fiscal year ending December 31, 2024, if SendCloud has met each of the annual revenue and net income performance targets from 2022 to
2024, which is not solely within the Company’s control.
As it is redeemable by such NCI shareholders upon the occurrence of certain events that are not solely within the control of the Company, it is classified as redeemable noncontrolling interests. Upon acquisition, the Company recognized the redeemable noncontrolling interest at the fair value of RMB31,397 at the acquisition date
.
The following table presents the activity of the redeemable noncontrolling interests balance for the year ended December 31, 2022:

	RMB	US$
Balance as of January 1, 2022	—	—
Initial fair value of redeemable noncontrolling interests	31,397	4,552
Net loss attributable to redeemable noncontrolling interest	(1,486)	(215)
Adjustment of redeemable noncontrolling interests to redemption value	641	93

Balance as of December 31, 2022	30,552	4,430